Stralem Balanced Fund

Stralem Equity Fund

Supplement dated January 5, 2006
To the Prospectus dated April 30, 2005

Effective January 3, 2006, Stralem & Company Incorporated will no longer act as distributor for Stralem Fund (the “Trust”). Shares of Stralem Balanced Fund and Stralem Equity Fund (the “Funds”) can now be purchased directly from the Trust.

The following paragraphs replace the “How to Purchase Shares” section of the Trust’s Prospectus:

HOW TO PURCHASE SHARES

You may purchase shares of the Trust by completing account applications and opening an account with Pershing Advisor Solutions LLC, (“Pershing”) the Trust’s custodian. To establish an account, completed forms should be sent to Stralem Fund at 645 Madison Ave, New York, NY 10022.

After opening an account with the Trust and Pershing, shares may be purchased by mail using the address above, or by calling the Trust at 1-212-888-8123. Payment must be made by check, bank draft, money order or by wire, payable to Pershing. To pay by wire, call the Trust for wiring instructions.

There are no sales charges, underwriting discounts or commissions on purchases of shares of the Trust. Shares of the Funds are continuously offered for sale at NAV. The Trust must receive your purchase request by the close of the Exchange to receive the NAV of that day. If your request is received after the close of trading on the Exchange, the Trust will process your request on the next business day.

The following paragraph replaces the “Investment Adviser and the Investment Advisory Agreement” section of the Trust’s Prospectus:

INVESTMENT ADVISER AND INVESTMENT ADVISORY AGREEMENT

Stralem & Company Incorporated (the "Adviser"), 645 Madison Avenue, New York, NY 10022 is the investment adviser of each Fund. The Adviser, an investment adviser registered with the SEC, was founded on November 22, 1966. The Adviser manages funds for individuals, trusts, pension and profit sharing plans and other institutional investors.

The following paragraph replaces the first paragraph under the “Additional Information on Purchase, Redemption and Pricing of Shares” section in the Trust’s Statement of Additional Information:

ADDITIONAL INFORMATION ON PURCHASE, REDEMPTION AND PRICING OF SHARES

Shares of the Funds may be purchased or redeemed only from Pershing Advisor Solutions LLC, (“Pershing”) the Adviser’s prime broker. Purchases, sales and exchanges of the Funds shares are executed at the Fund's prevailing net asset value per share as of the date the request is received, if received before 4:00 p.m. Eastern Standard Time.

The following paragraphs replace the “Brokerage Allocation” section in the Trust’s Statement of Additional Information:

BROKERAGE ALLOCATION

Decisions to buy and sell securities for a Fund, and assignment of portfolio business and negotiation of commission rates, when applicable, are made by the Investment Adviser. It is the Funds' policy to obtain the best prices and execution of orders available, and, in doing so, the Funds will assign portfolio executions and negotiate transactions in accordance with the reliability and quality of a broker's services and the value of such services and expected contribution to the performance of a Fund. Subject to the consideration by the Investment Adviser to obtain the best net price and the most favorable execution of the order, factors considered by the Investment Adviser in selecting brokers or dealers include, but are not limited to: the overall direct net economic result to the Funds (including commissions, which may not be the lowest available but which ordinarily will not be higher than the generally prevailing competitive range), the broker’s trading expertise, execution and clearing capabilities, the financial strength, reputation and stability of the broker, the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker to stand ready to execute possibly difficult transactions in the future.

When the Investment Adviser believes that it meets the standards of best execution, the Investment Adviser may execute the Funds’ portfolio transactions through Pershing, the Investment Advisers’ “prime broker.” As prime broker, Pershing acts as settlement agent, provides custody for assets, and prepares account statements for the Investment Adviser’s clients including the Funds. As part of the Investment Adviser’s prime brokerage relationship, Pershing provides custody services for the Investment Adviser’s clients, including the Funds, at no charge. The Investment Adviser may place the Funds’ trades with any number of executing brokers; however, Pershing will charge $12 per trade ticket for clearing services on trades executed by other brokers.
The Investment Adviser may aggregate orders for a Fund and one or more client accounts (a “Bunched Trade”). Bunched Trades are sought when the Investment Adviser believes such trading will result in a more favorable overall execution for all participating accounts. Bunched trades that are filled at different intervals during the day and/or at different prices will be allocated to the Funds and client accounts at the average price obtained. Partially filled orders will be allocated pro rata based on the size of the order placed by each account. Where necessary, trades will be allocated according to a rotation system that results in a fair and equitable distribution of opportunities throughout the year. This method will be used, for example, when the quantity of securities obtained would not have a material impact if distributed amongst more than one client account.

When a Fund purchases or sells a security "over-the-counter," the Investment Adviser effects the transaction, if possible, with a principal market maker, without the use of a broker, unless the Investment Adviser believes at the time that a better execution would be achieved through the use of a broker.

The Investment Adviser will not participate in commissions paid by a Fund to brokers or dealers and will not receive any reciprocal business, directly or indirectly, as a result of such commissions.

Effective January 3, 2006, the Investment Adviser is no longer a registered broker-dealer. During the years 2004, 2003 and 2002, each Fund placed all of its brokerage transactions with the Investment Adviser, who, until January 3, 2006, was a registered broker dealer. During the years 2004, 2003 and 2002, the Investment Adviser executed these brokerage transactions with Pershing LLC ("Pershing") or BNY Clearing Services LLC ("BNY"). During these periods, Stralem Balanced Fund's brokerage commissions amounted to $81,055, $53,314 and $82,267, respectively, and Stralem Equity Fund's brokerage commissions amounted to $42,236, $45,765 and $85,187, respectively, all of which was paid to the Investment Adviser and BNY or Pershing. [The Contracts do not contain any provision requiring a Fund's brokerage to be transacted through the Investment Adviser.] The Board reviewed and approved the foregoing brokerage arrangements. Effective July 30, 2003, Pershing acquired substantially all of BNY's clearing operations and succeeded to the custodian agreement between the Funds and BNY.

As of January 1, 2006, the Funds held no securities of its regular brokers or dealers (or their parents).